Earnings per Share	12 Months Ended
Dec. 31, 2023
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Earnings per Share

16. Earnings per share

Basic earnings per share is calculated by dividing earnings after taxes attributable to the shares by the number of participating shares. Diluted earnings per share is calculated by considering the potential increase in the Group’s ordinary shares as the result of granted stock options, restricted stock units and convertible bonds.

Earnings per share were as follows:

	For the year ended
	December 31, 2023	December 31, 2022	December 31, 2021
Consolidated net profit/loss in € thousand	(93,528)	(73,782)	(45,477)
Weighted-average number of ordinary shares, basic and diluted	6,043,142	5,435,839	4,250,134
Basic and diluted earnings per share in €	(15.48)	(13.57)	(10.70)